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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               _______________

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________


     Date of report (Date of earliest event reported) December 18, 1997





                          SUCCESS BANCSHARES, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





            Delaware                      0-25235                36-3497644
--------------------------------- ------------------------ ---------------------
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employee
of incorporation or organization)                         Identification Number)




  One Marriott Drive, Lincolnshire, Illinois                       60069
----------------------------------------------              --------------------
  (Address of principal executive offices)                        (Zip Code)




                               (847) 634-4200
            ----------------------------------------------------
            (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS


     On December 18, 1997, the Registrant issued the attached press  release.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS



     (c)   Exhibits

     99.1 Press Release, dated December 18, 1997, relating to the Registrant's offer to acquire North Bancshares, Inc.














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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         SUCCESS BANCSHARES, INC.
Date:  December 18, 1997


                                         By:   /s/  Steven A. Covert
                                             --------------------------------
                                               Steven A. Covert
                                               Executive Vice President and
                                               Chief Financial Officer



















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